Exhibit 32.2

CERTIFICATION

I, Bruce Benn, Principal Financial Officer of Validian Corporation (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Annual Report on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, that:

The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 17, 2018

/s/Bruce Benn

Bruce Benn

Chief Financial Officer